UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 7, 2008

____________________

Oncolin Therapeutics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50541 (Commission File Number)	88-0507007 (I.R.S. Employer Identification No.)
6750 West Loop South, Suite 790 Bellaire, Texas (Address of Principal Executive Offices)	77401 (Zip Code)

(Former name or former address, if changed since last report)

Registrant’s telephone number, including area code:  (832) 426-7907

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Completed Interim Review

On July 7, 2008, the Audit Committee of the board of Directors of the Company met with the Company’s management and concluded that the three interim quarters in fiscal year 2008 should be restated with respect to the Company’s accounting for the following transactions:

•	reverse merger with Secure Voice Communications, Inc. (Secure Voice) on May 31, 007;
•	stock-based compensation
•	merger expenses.

Such previously filed consolidated financial statements should no longer be relied upon.  Management and the Audit Committee discussed these matters with the Company’s independent registered public accounting firm, GBH CPAs, PC.

The effects to the consolidated balance sheets and net loss from the restatement are as follows:

•
The Company previously did not properly eliminate its accumulated deficits since the Company is not the accounting acquirer in the reverse merger with Secure Voice resulting in accumulated deficit overstated by approximately $3,200,000;

•
Stock-based compensation relating to fair value of stock options granted in exchange for services were not properly recognized resulting in additional paid-in capital overstated and net loss understated by approximately $193,000; and

•
The Company previously improperly recognized merger expense that was not paid by the Company and this expense does not relate to the merger and acquisition transactions completed during the fiscal year 2008 resulting in overstating the net loss by approximately $336,000.

The Company intends to include the restated consolidated financial statements for the period indicated above in its Form 10-KSB for the fiscal year ended March 31, 2008.

Following tables reflects the restated stockholders’ equity and net loss as adjusted:

For quarter ending June 30, 2007	As Previously Reported	Adjustment	As Restated
Stockholders’ Deficit:
Number of shares	40,722,334	-	40,722,334
Common stock	$3,257,787	$-	$3,257,787
Additional paid-in capital	-	(3,255,742)	(3,255,742)
Accumulated deficit	(3,511,082)	3,255,742	(255,340)
Balance, June 30, 2007	$(253,295)	$-	$(253,295)

Income Statement:
Net loss	$(591,340)	$336,000	$(255,340)

For quarter ending September 30, 2007	As Previously Reported	Adjustment	As Restated
Stockholders’ Equity:
Number of shares	40,965,906	650,000	41,615,906
Common stock	$3,277,272	$52,000	$3,329,272
Additional paid-in capital	164,289	(2,785,584)	(2,621,295)
Accumulated deficit	(3,673,168)	3,448,306	(224,862)
Balance, September 30, 2007	$(231,607)	$714,722	$483,115

Income Statement:
Net loss	$(753,427)	$143,436	$(609,991)

For quarter ending December 30, 2007	As Previously Reported	Adjustment	As Restated
Stockholders’ Deficit:
Number of shares	41,859,533	-	41,859,533
Common stock	$3,347,963	$-	$3,347,963
Additional paid-in capital	739,083	(3,146,147)	(2,407,064)
Accumulated deficit	(4,469,131)	3,255,742	(1,213,389)
Balance, December 30, 2007	$(382,085)	$109,595	$(272,490)

Income Statement:
Net loss	$(1,549,389)	$336,000	$(1,213,389)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOLIN THERAPEUTICS, INC.

By: /s/ Steven M. Plumb
Steven M. Plumb, Chief Financial Officer

DATE: July 11, 2008

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